Acquisition	12 Months Ended
Dec. 31, 2025
Acquisition [Abstract]
Acquisition
3.	ACQUISITION

On November 5, 2025, the Group acquired 100% sole equity interest of Jiangxi Jiayi from a third party for a cash consideration of RMB1.7 million ($0.2 million). The primary purpose of the acquisition was to obtain the insurance brokerage license held by Jiangxi Jiayi, which enables the Group to further expand and scale its business of auto eInsurance service.

Management evaluated the transaction under ASC 805 and concluded that the acquisition represents an asset acquisition rather than a business combination, as substantially all of the fair value of the gross assets acquired is concentrated in the insurance brokerage license and the acquired entity did not have substantive operations, employees, or revenue-generating activities at the acquisition date.

The total consideration transferred for the acquisition was RMB1.7 million ($0.2 million), which was paid in cash. Since the transaction is accounted for as an asset acquisition, the purchase price was allocated to the identifiable assets acquired on a relatively fair value basis. Management determined that the fair value of the insurance license approximated the total purchase consideration, and therefore substantially all of the purchase price was allocated to the insurance brokerage license.

The following table summarizes the acquisition date fair values of the assets and liabilities acquired as of November 5, 2025 (in thousands). The purchase price allocation is summarized as follows:

Amount
US$
Intangible asset – Insurance brokerage license*	236
Total asset acquired	236

Total cash consideration	236

*	The identifiable net assets acquired were nominal in nature, given that the Jiangxi Jiayi did not have substantive operations, employees, or material assets and liabilities at the acquisition date. As a result, no goodwill was recognized in connection with the acquisition, and substantially all of the purchase consideration was allocated to the insurance brokerage license.